UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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Filed by a party other than the Registrant	☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

AVADEL PHARMACEUTICALS PLC

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than The Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and 0-11.

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on July 18, 2018. See the reverse side of this notice to obtain proxy materials and voting instructions. E48589-P10681 AVADEL PHARMACEUTICALS PLC Meeting Information Meeting Type: Annual Meeting For holders as of: May 15, 2018 Date: July 18, 2018 Time: 12:00 Noon (Irish Standard Time) Location: Arthur Cox Ten Earlsfort Terrace Dublin 2, D02 T380, Ireland You are receiving this communication because you hold American Depositary Shares ("ADSs") representing ordinary shares of the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting.

E48590-P10681 Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before July 3, 2018 to facilitate timely delivery. How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. Proxy Materials Available to VIEW or RECEIVE: Vote In Person: If you choose to vote these shares in person at the meeting, please check the meeting materials for any special requirements for meeting attendance. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form. × XXXX XXXX XXXX XXXX × XXXX XXXX XXXX XXXX × XXXX XXXX XXXX XXXX Before You Vote How to Access the Proxy Materials How To Vote Please Choose One of the Following Voting Methods 1. Notice & Proxy Statement 2. Annual Report on Form 10-K 3. Irish Statutory Accounts, including Related Reports

Voting Items NOTE: Such other business as may properly come before the meeting or any adjournment thereof. 1. Election of Directors 3. To approve, on a non-binding advisory basis, the compensation of the named executive officers of the Company. 4. To authorize the price range at which the Company can re-allot ordinary shares that it holds as treasury shares under Irish law. 2. To ratify, in a non-binding vote, the appointment of Deloitte & Touche LLP as the Company's independent registered public auditor and accounting firm for the fiscal year ending December 31, 2018 and to authorize, in a binding vote, the Audit Committee of the Board to set the independent registered public auditor and accounting firm remuneration. Nominees: 1a. Craig R. Stapleton 1b. Michael S. Anderson 1c. Peter Thornton 1d. Geoffrey M. Glass 1e. Linda S. Palczuk The Board of Directors recommends a vote FOR the nominees listed under item 1: The Board of Directors recommends a vote FOR the following proposals: E48591-P10681

Voting Instructions E48592-P10681

Annual General Meeting of the Shareholders of Avadel Pharmaceuticals plc

Date: July 18, 2018

See Voting Instruction On Reverse Side.

Please make your marks like this: ☒ Use pen only

		For	Against	Abstain
Item 1.	Election of Directors:			
	1a. Craig R. Stapleton	☐	☐	☐
	1b. Michael S. Anderson	☐	☐	☐
	1c. Peter Thornton	☐	☐	☐
	1d. Geoffrey M. Glass	☐	☐	☐
	1e. Linda S. Palczuk	☐	☐	☐
Item 2.	To ratify, in a non-binding vote, the appointment of Deloitte & Touche LLP as the Company's independent registered public auditor and accounting firm for the fiscal year ending December 31, 2018 and to authorize, in a binding vote, the Audit Committee of the Board to set the independent registered public auditor and accounting firm remuneration.	☐	☐	☐
Item 3.	To approve, on a non-binding advisory basis, the compensation of the named executive officers of the Company.	☐	☐	☐
Item 4.	To authorize the price range at which the Company can re-allot ordinary shares that it holds as treasury shares under Irish law.	☐	☐	☐

Authorized Signatures - This section must be completed for your instructions to be executed.

________________ Please Sign Here   ____________ Please Date Above

________________ Please Sign Here   ____________ Please Date Above

← Please separate carefully at the perforation and return just this portion in the envelope provided. →

Annual General Meeting of the Shareholders of Avadel Pharmaceuticals plc to be held on July 18, 2018 For Holders as of May 15, 2018

MAIL

- Mark, sign and date your Voting Instruction Form.
- Detach your Voting Instruction Form.
- Return your Voting Instruction Form in the postage-paid envelope provided.

All votes must be received by 12:00 noon New York time on July 11, 2018.

PROXY TABULATOR FOR
AVADEL PHARMACEUTICALS PLC
P.O. BOX 8016
CARY, NC 27512-9903

EVENT #

CLIENT #

Copyright © 2018 Mediant Communications Inc. All Rights Reserved

PROXY TABULATOR FOR Avadel Pharmaceuticals plc P.O. Box 8016 CARY, NC 27512-9903 Avadel Pharmaceuticals plc Instructions to The Bank of New York Mellon, as Depositary (Must be received prior to 12:00 noon New York time on July 11, 2018) The undersigned registered owner of American Depositary Shares hereby requests and instructs The Bank of New York Mellon, as Depositary, to endeavor, insofar as practicable, to vote or cause to be voted the amount of shares or other Deposited Securities represented by such American Depositary Shares of Avadel Pharmaceuticals plc registered in the name of the undersigned on the books of the Depositary as of the close of business May 15, 2018, at the Annual General Meeting of Shareholders of Avadel Pharmaceuticals plc, to be held on July 18, 2018 in respect of the resolutions specified on the reverse. NOTE: 1. Instructions as to voting on the specific resolutions should be indicated by an x in the appropriate box. 2. If no instructions are received by the Depositary from any Owner with respect to any of the Deposited Securities represented by the American Depositary Shares held by such Owner on or before the date established by the Depositary for such purpose, the Depositary shall deem such Owner to have instructed the Depositary to give, and the Depositary shall give a discretionary proxy to a person designated by the Company to vote such Deposited Securities, except in case where the Issuer notifies the Depositary that (i) the Issuer does not wish such proxy given, (ii) substantial opposition exists or (iii) the matter to be voted on materially and adversely affects the rights of holders of the Company’s shares. (Continued and to be marked, dated and signed, on the other side)

12GMAB D02 Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on July 18, *** Exercise Your Right to Vote Meeting Information Meeting Type: Annual Meeting For holders as of: May 15, 2018 Meeting Date: July 18, 2018 Meeting Time: 12:00 Noon (Irish Standard Time) Location: Arthur Cox Ten Earlsfort Terrace Dublin 2, D02 T380, Ireland AVADEL PHARMACEUTICALS PLC You are receiving this communication because you are a registered holder of ordinary shares of Avadel Pharmaceuticals plc. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.eproxyappointment.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions. Shareholder Reference Number: Control Number: PIN#: 915155 00000XXX/000000/000000 (AA111AAZZ) 99999 MR SAM SAMPLE DESIGNATION (IF ANY) MR JOINT HOLDER 1 ADD1 ADD2 ADD3 ADD4 *000001010101000* 000001 SGANPC5 C1234567890 1234

12GMAB D02 Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: 1. Notice of Annual General Meeting & Proxy Statement 2. Annual Report on Form 10-K 3. Irish Statutory Accounts, including Related Reports How to View Online: Have the information that is printed in the box (located on the previous page) and visit: www.eproxyappointment.com How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.eproxyappointment.com 2) BY TELEPHONE: Ireland: +353 1 216 3100 France: +33 (0)472-783-434 United States: +1 (636) 449-1830 3) BY E-MAIL*: usservices@computershare.ie *If requesting materials by e-mail, please send an e-mail with the information that is printed in the box on the previous page along with the company name Avadel Pharmaceuticals plc in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before July 3, 2018 to facilitate timely delivery. How to Vote Please Choose One of the Following Voting Methods Vote In Person: If you choose to vote these shares in person at the meeting, please check the meeting materials for any special requirements for meeting attendance. Vote By Internet: To vote now by Internet, go to www.eproxyappointment.com. Have the information that is printed in the box marked on the previous page and follow the instructions. Vote By Mail or E-Mail: You can vote by mail or e-mail by requesting a paper copy of the materials, which will include a proxy card and instructions for submission. 00000XXX/000000/000000

12GMAB D02 Voting Items The Board of Directors recommends a vote FOR the nominees listed under item 1: 1. Election of Directors Nominees: 1a. Craig R. Stapleton 1b. Michael S. Anderson 1c. Peter Thornton 1d. Geoffrey M. Glass 1e. Linda S. Palczuk The Board of Directors recommends a vote FOR the following proposals: 2. To ratify, in a non-binding vote, the appointment of Deloitte & Touche LLP as the Company’s independent registered public auditor and accounting fi rm for the fi scal year ending December 31, 2018 and to authorize, in a binding vote, the Audit Committee of the Board to set the independent registered public auditor and accounting fi rm remuneration. 3. To approve, on a non-binding advisory basis, the compensation of the named executive offi cers of the Company. 4. To authorize the price range at which the Company can re-allot ordinary shares that it holds as treasury shares under Irish law. NOTE: Such other business as may properly come before the meeting or any adjournment thereof 00000XXX/000000/000000

- VOTE BY INTERNET - www.eproxyappointment.com - Use the internet to transmit your voting instructions up until 12:00 Noon (Irish Standard Time) on July 16, 2018. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Corporate Secretary, c/o Avadel Pharmaceuticals plc, Block 10-1, Blanchardstown Corporate Park, Ballycoolin, Dublin 15, Ireland. In order to assure that your proxy card is tabulated in time to be voted at the Annual General Meeting, you must return your proxy card at the above address by 12:00 Noon (Irish Standard Time) on July 16, 2018. VOTE BY E-MAIL Mark, sign and date your proxy card and send a digital copy to general.meeting@avadel.com. Please include your shareholder reference number, control number and PIN#. Your electronic transmission of your proxy card must be received by 12 Noon (Irish Standard Time) on July 16, 2018. All instruments of proxy and proxy cards must be received by 12 Noon (Irish Standard Time) on July 16, 2018. AVADEL PHARMACEUTICALS PLC BLOCK 10-1, BLANCHARDSTOWN CORPORATE PARK BALLYCOOLIN DUBLIN 15, IRELAND TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOU RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. AVADEL PHARMACEUTICALS PLC The Board of Directors recommends you vote FOR the following director nominees: 1. Election of Directors For Against Abstain 1a. Craig R. Stapleton . . . 1b. Michael S. Anderson . . . 1c. Peter Thornton . . . 1d. Geoffrey M. Glass . . . 1e. Linda S. Palczuk . . . The Board of Directors recommends you vote FOR proposals 2, 3, and 4. For Against Abstain 2. To ratify, in a non-binding vote, the appointment of Deloitte & Touche LLP as the Company’s independent registered public auditor and accounting firm for the fiscal year ending December 31, 2018 and to authorize, in a binding vote, the Audit Committee of the Board to set the independent registered public auditor and accounting firm remuneration. .. . . 3. To approve, on a non-binding advisory basis, the compensation of the named executive officers of the Company. . . . 4. To authorize the price range at which the Company can re-allot ordinary shares that it holds as treasury shares under Irish law (Special Resolution). . . . Any shareholder entitled to attend, speak and vote at the Annual General Meeting of Shareholders may appoint one or more proxies, who need not be a shareholder(s) of the Company. A proxy is required to vote in accordance with any instructions given to him or her. Completion of a form of proxy will not preclude a member from attending and voting at the meeting in person. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature Date Signature (Joint Owners) Date

AVADEL PHARMACEUTICALS PLC Annual General Meeting of Shareholders July 18, 2018 - 12:00 Noon (Irish Standard Time) This proxy is solicited by the Board of Directors. The signatory, revoking any proxy heretofore given in connection with the Meeting (as defined below), hereby appoints The Honorable Craig R. Stapleton and Mr. Michael S. Anderson (the “Proxy Designees”), as proxy, each with the power to act individually and with the power to appoint his substitute, and hereby authorizes each of them to attend, speak and to vote at the Meeting, as designated on the reverse side of this card, all ordinary shares of Avadel Pharmaceuticals plc that the signatory is entitled to vote at the Annual General Meeting of Shareholders to be held at 12:00 Noon Irish Standard Time, on July 18, 2018, at the offices of Arthur Cox, Ten Earlsfort Terrace, Dublin 2, D02 T380, Ireland, and any adjournment or postponement thereof (the “Meeting”). If you wish to appoint as proxy any other person or persons, please contact the Corporate Secretary by writing to Avadel Pharmaceuticals plc, Block 10-1, Blanchardstown Corporate Park, Ballycoolin, Dublin 15, Ireland or by e-mail at general.meeting@avadel.com. In the event of other agenda items or proposals during the Meeting on which voting is permissible under Irish law, you instruct the Proxy Designees, in the absence of other specific instructions, to vote the shares in accordance with the Board of Directors’ recommendations. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side.